UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 31, 2011

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On May 31, 2011, Norwood Financial Corp. (the “Registrant”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of North Penn Bancorp, Inc. (“North Penn”) and its wholly owned subsidiary, North Penn Bank (“North Penn Bank”) as contemplated by the Agreement and Plan of Merger, dated as of December 14, 2010, by and among the Registrant, Wayne Bank, North Penn and North Penn Bank (the “Agreement”).  In response to Item 9.01(a) and (b) of such Form 8-K, the Registrant stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment.  This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

North Penn’s audited consolidated balance sheets at December 31, 2010 and 2009 and consolidated statements of income, changes in shareholders’ equity and cash flows for the years then ended are incorporated herein by reference to Exhibit 99.2 hereto.  North Penn’s unaudited consolidated balance sheet at March 31, 2011 and consolidated statements of income and cash flows for the three months ended March 31, 2011 and 2010 are incorporated by reference from Exhibit 99.3 hereto.

(b)	Pro forma financial information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 14, 2010, by and among  the Registrant, Wayne Bank, North Penn and North Penn Bank (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2010 (Commission File No. 0-28364))

23.1	Consent of J. H. Williams & Co., LLP

99.1	Registrant’s press release dated May 31, 2011*

99.2	Audited Consolidated Financial Statements of North Penn (incorporated by reference from North Penn’s Annual Report on Form 10-K for the year ended December 31, 2010 (Commission File No. 0-52839))

99.3	Unaudited Consolidated Financial Statements of North Penn (incorporated by reference from North Penn’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (Commission File No. 0-52839))

99.4	Unaudited pro forma condensed consolidated financial statements

*Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: August 16, 2011	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)

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